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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 23, 2005

                         INTERVEST MORTGAGE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          New York                    33-27404-NY               13-3415815
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)



    1 Rockefeller Plaza, Suite 400 New York, New York          10020-2002
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         (Address of Principal Executive Offices)              (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION  1  -  REGISTRANT'S  BUSINESS  AND  OPERATIONS

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

On June 23, 2005, the Board of Directors of the registrant's parent approved the payment of cash incentive awards to the following executive officers in the following amounts: Jerome Dansker - $80,000; Lowell S. Dansker - $40,000; and Lawrence G. Bergman - $20,000. These amounts will be paid to the executive officers by the registrant.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTERVEST MORTGAGE CORPORATION


Date: June 28, 2005                     By:  /s/ Lowell S. Dansker
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                                             LOWELL S. DANSKER, PRESIDENT
                                             (Principal Executive and Financial
                                             Officer)